EXHIBIT p

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, President and Chief Executive Officer, Individual Solutions Division of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July 2021.

/s/ Blake S. Bostwick
Blake S. Bostwick
President and Chief Executive Officer, Individual Solutions Division

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Fredrick J. Gingerich, Director, Chairman of the Board, Controller, Vice President and Assistant Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July 2021.

/s/ Fredrick J. Gingerich
Fredrick J. Gingerich
Director, Chairman of the Board, Controller, Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Matthew McCorry, a Director and Chief Operating Officer, Individual Solutions of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of July 2021.

/s/ Matthew McCorry
Matthew McCorry
Director and Chief Operating Officer, Individual Solutions

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Karyn Polak, a Director, General Counsel, Secretary and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July 2021.

/s/ Karyn Polak
Karyn Polak
Director, General Counsel, Secretary and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Christopher Ashe, a Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of July, 2021.

/s/ Christopher Ashe
Christopher Ashe
Chief Financial Officer, Executive Vice President, and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Zachary Harris, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July 2021.

/s/Zachary Harris
Zachary Harris
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wendy E. Cooper, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July 2021.

/s/Wendy E. Cooper
Wendy E. Cooper
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Anne C. Kronenberg, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July 2021.

/s/Anne C. Kronenberg
Anne C. Kronenberg
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, June Yuson, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	1940 Act File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July 2021.

/s/June Yuson
June Yuson
Director

TRANSAMERICA FUNDS

TRANSAMERICA SERIES TRUST

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

POWER OF ATTORNEY

We, the undersigned Trustees of Transamerica Funds, Transamerica Series Trust, and Transamerica Asset Allocation Variable Funds (collectively, the “Funds”) hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Funds and hereby constitute and appoint MARIJN P. SMIT, DENNIS P. GALLAGHER and TIMOTHY J. BRESNAHAN, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of Transamerica Funds and Transamerica Series Trust on Form N-1A and Transamerica Asset Allocation Variable Funds on Form N-3, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after December 2, 2021.

THIS POWER OF ATTORNEY may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicate.

/s/ Marijn P. Smit
Marijn P. Smit, Trustee and Chairperson	Date:	December 10, 2021

/s/ Sandra N. Bane
Sandra N. Bane, Trustee	Date:	December 10, 2021

/s/ Leo J. Hill
Leo J. Hill, Trustee	Date:	December 10, 2021

/s/ Kathleen T. Ives
Kathleen T. Ives, Trustee	Date:	December 10, 2021

/s/ David W. Jennings
David W. Jennings, Trustee	Date:	December 10, 2021

/s/ Lauriann C. Kloppenburg
Lauriann C. Kloppenburg, Trustee	Date:	December 10, 2021

/s/ Fredric A. Nelson III
Fredric A. Nelson III, Trustee	Date:	December 10, 2021

/s/ John E. Palletier
John E. Pelletier, Trustee	Date:	December 10, 2021

/s/ Patricia L. Sawyer
Patricia L. Sawyer, Trustee	Date:	December 10, 2021

/s/ John W. Waechter
John W. Waechter, Trustee	Date:	December 10, 2021

/s/ Alan F. Warrick
Alan F. Warrick, Trustee	Date:	December 10, 2021